Exhibit 10.5

SECURITY AGREEMENT

THIS SECURITY AGREEMENT (this “Security Agreement”) is made as of April 15, 2009, by and between MDWERKS, INC., a Delaware corporation (“Debtor”), and VICIS CAPITAL MASTER FUND, a sub-trust of Vicis Capital Series Master Trust, a unit trust organized and existing under the laws of the Cayman Islands (the “Lender”).

RECITALS

A.           Pursuant to a Loan and Securities Purchase Agreement of even date herewith by and between Lender, Xeni Financial Services, Corp., a Florida corporation (“XFSC”), and Debtor (as amended or modified from time to time, the “Loan Agreement”), Debtor and XFSC borrowed up to $3,200,000 from Lender (the “Loan”) evidenced by the issuance of a Senior Secured Promissory Note in the form attached thereto (the “Note”).

B.         It is a condition precedent to the Loan that the Debtor execute and deliver to Lender a security agreement in the form hereof to secure its obligations under the Note. This is the Security Agreement referred to in the Loan Agreement.

AGREEMENTS

In consideration of the Recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Debtor hereby agrees with Lender as follows:

ARTICLE I
DEFINITIONS

Capitalized terms used herein but not defined herein shall have the respective meanings given to them in the Loan Agreement. Terms not otherwise defined herein and defined in the UCC shall have, unless the context otherwise requires, the meanings set forth in the UCC as in effect on the date hereof (except that the term “document” shall only have the meaning set forth in the UCC for purposes of clause (d) of the definition of Collateral). When used in this Security Agreement, the following terms shall have the following meanings:

Accounts. “Accounts” shall mean all accounts, including without limitation all rights to payment for goods sold or services rendered that are not evidenced by instruments or chattel paper, whether or not earned by performance, and any associated rights thereto.

Affliate. “Affiliate” means, with respect to any Person, any other Person that directly, or indirectly through one of more intermediaries, controls, is controlled by, or is under common control with, such Person.  The term “control” (including the terms “controls,” “controlled by” and “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership or voting interests or capital stock, by contract or otherwise.

Collateral. “Collateral” shall mean all personal properties and assets of Debtor, wherever located, whether tangible or intangible, and whether now owned or hereafter acquired or arising, including without limitation:

(a)           all Inventory and documents relating to Inventory;

(b)           all Accounts and documents relating to Accounts;

(c)           all equipment, fixtures and other goods, including without limitation machinery, furniture and trade fixtures;

(d)           all general intangibles (including without limitation payment intangibles, software, customer lists, sales records and other business records, contract rights, causes of action, and licenses, permits, franchises, patents, copyrights, trademarks, and goodwill of the business in which the trademark is used, trade names, or rights to any of the foregoing), promissory notes, contract rights, chattel paper, documents, letter-of-credit rights and instruments;

(e)           (i) all deposit accounts and (ii) all cash and cash equivalents deposited with or delivered to Lender from time to time and pledged as additional security for the Obligations;

(f)           all investment property;

(g)           all commercial tort claims; and

(h)           all additions and accessions to, all spare and repair parts, special tools, equipment and replacements for, and all supporting obligations, proceeds and products of, any and all of the foregoing assets described in Sections (a) through (g), inclusive, above.

Event of Default. “Event of Default” shall have the meaning specified in the Loan Agreement.

Inventory. “Inventory” shall mean all inventory, including without limitation all goods held for sale, lease or demonstration or to be furnished under contracts of service, goods leased to others, trade-ins and repossessions, raw materials, work in process and materials used or consumed in Debtor’s business, including, without limitation, goods in transit, wheresoever located, whether now owned or hereafter acquired by Debtor, and shall include such property the sale or other disposition of which has given rise to Accounts and which has been returned to or repossessed or stopped in transit by Debtor.

Obligations. “Obligations” shall mean (a) all obligations under the Note, including, without limitation, all principal, interest, costs, expenses and other amounts now or hereafter due under the Note (including, without limitation, all principal amounts advanced thereunder before, on or after the date hereof) and (b) all debts, liabilities, obligations, covenants and agreements of Debtor arising from or contained in the Transaction Documents.

Person. “Person” shall mean and include an individual, partnership, corporation, trust, unincorporated association and any unit, department or agency of government.

Security Agreement. “Security Agreement” shall mean this Security Agreement, together with the schedules attached hereto, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms hereof.

Security Interest. “Security Interest” shall mean the security interest of Lender in the Collateral granted by Debtor pursuant to this Security Agreement.

UCC. “UCC” shall mean the Uniform Commercial Code as adopted in the State of New York and in effect from time to time.

ARTICLE II
THE SECURITY INTEREST; REPRESENTATIONS AND WARRANTIES

2.1         The Security Interest. To secure the full and complete payment and performance when due (whether at stated maturity, by acceleration, or otherwise) of each of the Obligations, Debtor hereby grants to Lender a security interest in all of Debtor’s right, title and interest in and to the Collateral.

2.2         Representations and Warranties. Debtor hereby represents and warrants to Lender that:

(a)           The records of Debtor with respect to the Collateral are presently located only at the address(es) listed on Schedule 1 attached to this Security Agreement.

(b)           The Collateral is presently located only at the location(s) listed on Schedule 1 attached to this Security Agreement.

(c)           The chief executive office and chief place(s) of business of Debtor are presently located at the address(es) listed on Schedule 1 to this Security Agreement.

(d)           Debtor is a Delaware corporation and its exact legal name is set forth in the definition of “Debtor” in the introductory paragraph of this Security Agreement. The organization identification number of Debtor is listed on Schedule 1 to this Security Agreement.

(e)           All of Debtor’s present patents and trademarks, if any, including those that have been registered with, or for which an application for registration has been filed in, the United States Patent and Trademark Office are listed on Schedule 2 attached to this Security Agreement. All of Debtor’s present copyrights registered with, or for which an application for registration has been filed in, the United States Copyright Office or any similar office or agency of any state or any other country are listed on Schedule 2  attached to this Security Agreement.

(f)           Debtor has good title to, or valid leasehold interest in, all of the Collateral, and there are no Liens on any of the Collateral except Permitted Liens.

2.3         Authorization to File Financing Statements. Debtor hereby irrevocably authorizes Lender at any time and from time to time to file in any UCC jurisdiction any initial financing statements and amendments thereto that (a) indicate the Collateral (i) as all assets of Debtor or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the UCC or such other jurisdiction, or (ii) as being of an equal or lesser scope or with greater detail, and (b) contain any other information required by part 5 of Article 9 of the UCC for the sufficiency of filing office acceptance of any financing statement or amendment, including whether Debtor is an organization, the type of organization and any state or federal organization identification number issued to Debtor. Debtor agrees to furnish any such information to Lender promptly upon written request.

ARTICLE III
AGREEMENTS OF DEBTOR

From and after the date of this Security Agreement, and until all of the Obligations are paid in full, Debtor shall:

3.1         Sale of Collateral.  Not sell, lease, transfer or otherwise dispose of Collateral or any interest therein, except as provided for in the Loan Agreement and for sales of Inventory in the ordinary course of business.

3.2          Maintenance of Security Interest.

(a)           At the expense of Debtor, defend the Security Interest against any and all claims of any Person adverse to Lender (but only to the extent the claim of such Person is subordinate or junior to the Security Interest of Lender) and take such action and execute such financing statements and other documents as Lender may from time to time reasonably request in writing to maintain the perfected status of the Security Interest. Debtor shall not further encumber or grant a security interest in any of the Collateral except as provided for in the Loan Agreement.

(b)           Debtor further agrees to take any other commercially reasonable action reasonably requested in writing by Lender if necessary to ensure the attachment, perfection and priority of, and the ability of Lender to enforce its security interest in any and all of the Collateral including, without limitation, (i) executing, delivering and, where appropriate, filing financing statements and amendments relating thereto under the UCC, to the extent, if any, that Debtor’s signature thereon is required therefor, (ii) complying with any provision of any statute, regulation or treaty of the United States as to any Collateral if compliance with such provision is a condition to attachment, perfection or priority of, or ability of Lender to enforce, its security interest in such Collateral, (iii) taking all actions required by any earlier versions of the UCC (to the extent applicable) or by other law, as applicable in any relevant UCC jurisdiction, or by other law as applicable in any foreign jurisdiction, (iv) obtaining waivers from landlords where any material portion of the tangible Collateral is located in form and substance reasonably satisfactory to Lender, and (v) executing such documents and cooperating with the Lender and any third-party to allow Lender to obtain control of any Collateral consisting of deposit accounts or investment property.

3.3         Locations. Give Lender at least thirty (30) days prior written notice of Debtor’s intention to relocate any of the Collateral (other than Inventory in transit) or any of the records relating to the Collateral from the locations listed on Schedule 1 attached to this Security Agreement, in which event Schedule 1 shall be deemed amended to include the new location. Any additional filings or refilings requested in writing by Lender as a result of any such relocation in order to maintain the Security Interest in such Collateral shall be at Debtor’s expense.

3.4         Insurance. Maintain insurance (including, without limitation, commercial general liability and property insurance) with respect to the Collateral consisting of tangible personal property in such amounts, against such risks, in such form and with responsible and reputable insurance companies or associations as is required by any governmental authority having jurisdiction with respect thereto or as is carried generally in accordance with sound business practice by companies in similar businesses similarly situated. If requested in writing by Lender, and if the existing third-party loss payee agrees to relinquish its position as loss payee, Debtor will obtain lender’s loss payable endorsements on applicable insurance policies in favor of Lender and will provide to Lender certificates of such insurance or copies thereof. If such request is made, and if the existing third-party loss payee agrees to relinquish its position as loss payee, Debtor shall use commercially reasonable efforts to cause each insurer to agree, by endorsement on the policy or policies or certificates of insurance issued by it or by independent instrument furnished to Lender, that such insurer will give thirty (30) days written notice to Lender before such policy will be altered or canceled. No settlement of any insurance claim shall be made without Lender’s prior consent, which consent will not be unreasonably withheld, conditioned or delayed. In the event of any insured loss, Debtor shall promptly notify Lender thereof in writing, and, after an Event of Default shall have occurred and be continuing, Debtor hereby authorizes and directs any insurer concerned to make payment of such loss directly to Lender as its interest may appear. Lender is authorized, in the name and on behalf of Debtor, to make proof of loss and to adjust, compromise and collect, in such manner and amounts as it reasonably shall determine, all claims under all policies; and Debtor agrees to sign, on written demand of Lender, all receipts, vouchers, releases and other instruments which may be necessary in aid of this authorization. After an Event of Default shall have occurred and be continuing, the proceeds of any insurance from loss, theft, or damage to the Collateral shall be held in a segregated account established by Lender and disbursed and applied at the discretion of Lender, either in reduction of the Obligations or applied toward the repair, restoration or replacement of the Collateral.

3.5         Name; Legal Status. (a) Without providing at least 30 days prior written notice to Lender, Debtor will not change its name, its place of business or, if more than one, chief executive office, or its mailing address or organizational identification number if it has one, (b) if Debtor does not have an organizational identification number and later obtains one, Debtor shall forthwith notify Lender of such organizational identification number, and (c) Debtor will not change its type of organization or jurisdiction of organization.

ARTICLE IV
RIGHTS AND REMEDIES

4.1         Right to Cure. In case of failure by Debtor after receipt of written notice from Lender to procure or maintain insurance, or to pay any fees, assessments, charges or taxes (subject to Debtor’s right to contest in good faith, such assessments, charges or taxes) arising with respect to the Collateral, Lender shall have the right, but shall not be obligated, to effect such insurance or pay such fees, assessments, charges or taxes, as the case may be, and, in that event, the cost thereof shall be payable by Debtor to Lender immediately upon demand, together with interest at an annual rate of 8% from the date of disbursement by Lender to the date of payment by Debtor. If Lender effects any insurance on behalf of Debtor, Debtor thereafter may cancel such insurance so effected after providing Lender with evidence that Debtor or another secured party having cure rights similar to those set forth in this Section 4.1 has obtained insurance as required by this Security Agreement.

4.2         Rights of Parties. Upon the occurrence and during the continuance of an Event of Default, in addition to all the rights and remedies provided in the Transaction Documents or in Article 9 of the UCC and any other applicable law, Lender may (but is under no obligation so to do):

(a)           require Debtor to assemble the Collateral at a place designated by Lender, which is reasonably convenient to the parties; and

(b)           take possession of all Collateral and of Debtor’s records pertaining to all Collateral that are necessary to properly administer and control the Collateral or the handling and collection of Collateral, and sell, lease or otherwise dispose of the Collateral in a commercially reasonable manner in whole or in part, at public or private sale, on or off the premises of Debtor; and

(c)           collect any and all money due or to become due and enforce in Debtor’s name all rights with respect to the Collateral; and

(d)           settle, adjust or compromise any dispute with respect to any Account; and

(e)            receive and open mail addressed to Debtor; and

(f)            on behalf of Debtor, endorse checks, notes, drafts, money orders, instruments or other evidences of payment.

4.3         Power of Attorney. Upon the occurrence and during the continuance of an Event of Default, Debtor does hereby constitute and appoint Lender as Debtor’s true and lawful attorney with full power of substitution for Debtor in Debtor’s name, place and stead for the purposes of performing any obligation of Debtor under this Security Agreement and taking any action and executing any instrument which Lender may deem necessary to perform any obligation of Debtor under this Security Agreement, which appointment is irrevocable and coupled with an interest, and shall not terminate until the Obligations are paid in full.

4.4         Right to Collect Accounts. Upon the occurrence and during the continuance of an Event of Default, and without limiting Debtor’s obligations under the Transaction Documents: (a) Debtor authorizes Lender to notify any and all debtors on the Accounts to make payment directly to Lender (or to such place as Lender may direct); (b) Debtor agrees, on written notice from Lender, to deliver to Lender promptly after receipt thereof, in the form in which received (together with all necessary endorsements), all payments received by Debtor on account of any Account; and (c) Lender may, at its option, apply all such payments against the Obligations or remit all or part of such payments to Debtor.

4.5         Reasonable Notice. Written notice, when required by law, sent in accordance with the provisions of Section 12.6 of the Loan Agreement and given at least ten (10) business days (counting the day of sending) before the date of a proposed disposition of the Collateral shall be reasonable notice.

4.6         Limitation on Duties Regarding Collateral.  The sole duty of Lender with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the UCC or otherwise, shall be to deal with it in the same manner as Lender deals with similar property for its own account. Neither Lender nor any of its directors, officers, employees or agents, shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of Debtor or otherwise.

4.7         Lock Box; Collateral Account. This Section 4.7 shall be effective only upon the occurrence and during the continuance of an Event of Default. If Lender so requests in writing, Debtor will direct each of its debtors on the Accounts to make payments due under the relevant Account or chattel paper directly to a special lock box to be under the control of Lender. Debtor hereby authorizes and directs Lender to deposit into a special collateral account to be established and maintained by Lender all checks, drafts and cash payments received in said lock box. All deposits in said collateral account shall constitute proceeds of Collateral and shall not constitute payment of any Obligation until so applied. At its option, Lender may, at any time, apply finally collected funds on deposit in said collateral account to the payment of the Obligations, in the order of application set forth in Section 4.8, or permit Debtor to withdraw all or any part of the balance on deposit in said collateral account. If a collateral account is so established, Debtor agrees that it will promptly deliver to Lender, for deposit into said collateral account, all payments on Accounts and chattel paper received by it. All such payments shall be delivered to Lender in the form received (except for Debtor’s endorsement where necessary). Until so deposited, all payments on Accounts and chattel paper received by Debtor shall be held in trust by Debtor for and as the property of Lender and shall not be commingled with any funds or property of Debtor.

4.8         Application of Proceeds. Lender shall apply the proceeds resulting from any sale or disposition of the Collateral in the following order:

(a)           to the reasonable costs of any sale or other disposition;

(b)           to the reasonable expenses incurred by Lender in connection with any sale or other disposition, including attorneys’ fees;

(c)           to the payment of the Obligations then due and owing in any order selected by Lender in a commercially reasonable manner; and

(d)           to Debtor.

4.9         Other Remedies. No remedy herein conferred upon Lender is intended to be exclusive of any other remedy, and each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Security Agreement and the Transaction Documents now or hereafter existing at law or in equity or by statute or otherwise. No failure or delay on the part of Lender in exercising any right or remedy hereunder shall operate as a waiver thereof nor shall any single or partial exercise of any right hereunder preclude other or further exercise thereof or the exercise of any other right or remedy.

ARTICLE V
MISCELLANEOUS

5.1         Expenses and Attorneys’ Fees. Debtor shall pay all reasonable fees and expenses incurred by Lender, including the reasonable fees of counsel, in connection with the preparation, administration and amendment of this Security Agreement and the protection, administration and enforcement of the rights of Lender under this Security Agreement or with respect to the Collateral, including without limitation the protection and enforcement of such rights in any bankruptcy.

5.2         Setoff. Debtor agrees that, upon the occurrence and during the continuance of an Event of Default, Lender shall have all rights of setoff and bankers’ lien provided by applicable law.

5.3         Assignability; Successors. Debtor’s rights and liabilities under this Security Agreement are not assignable or delegable, in whole or in part, without the prior written consent of Lender. The provisions of this Security Agreement shall inure to the benefit of and be binding upon the successors and assigns of the parties.

5.4         Survival. All agreements, representations and warranties made in this Security Agreement or in any document delivered pursuant to this Security Agreement shall survive the execution and delivery of this Security Agreement, and the delivery of any such document.

5.5         Governing Law. This Security Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York applicable to contracts made and wholly performed within such state.

5.6         Execution; Headings. This Security Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof. The article and section headings in this Security Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

5.7          Notices. All notices, requests and demands to or upon Lender or Debtor shall be delivered in the manner set forth in Section 12.6 of the Loan Agreement.

5.8         Amendment. No amendment of this Security Agreement shall be effective unless in writing and signed by Debtor and Lender.

5.9         Severability. Any provision of this Security Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Security Agreement in such jurisdiction or affecting the validity or enforceability of any provision in any other jurisdiction.

5.10        WAIVER OF RIGHT TO JURY TRIAL. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF ANY CONTROVERSY THAT MAY ARISE UNDER THIS SECURITY AGREEMENT.

5.11         Submission to Jurisdiction.

(a)           EACH OF THE PARTIES TO THIS SECURITY AGREEMENT HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED THE STATE AND COUNTY OF NEW YORK FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT. EACH OF THE PARTIES TO THIS SECURITY AGREEMENT IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION THAT SUCH PARTY MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN ANY SUCH COURTS AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN ANY SUCH COURTS HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

(b)           EACH OF THE PARTIES TO THIS SECURITY AGREEMENT HEREBY CONSENTS TO SERVICE OF PROCESS BY NOTICE IN THE MANNER SPECIFIED IN SECTION 12.6 OF THE LOAN AGREEMENT AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION SUCH PARTY MAY NOW OR HEREAFTER HAVE TO SERVICE OF PROCESS IN SUCH MANNER.

[Signature page follows]

IN WITNESS WHEREOF, this Security Agreement has been executed as of the day and year first above written.

MDWERKS, INC.

By:	/s/ David M. Barnes
	Name:	David M. Barnes
	Title:	Chief Executive Officer

VICIS CAPITAL MASTER FUND

By: Vicis Capital, LLC

By:	/s/ Chris Phillips
	Name:	Chris Phillips
	Title:	Managing Director

[Signature page to Security Agreement - MDwerks]